UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2018 (August 20, 2018)

TENZING ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38634	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West 55th Street

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 710-5220

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01. Entry into a Material Definitive Agreement.

On August 23, 2018, Tenzing Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”) of 5,500,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, no par value per share (the “Ordinary Shares”) and one warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $55,000,000. The Company has granted Maxim Group LLC (“Maxim”), the underwriter of the IPO, a 45 day option to purchase up to 825,000 additional Units to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, some of which were forms previously filed as exhibits to the Company’s Registration Statements on Form S-1 (File Nos. 333-226263 and 333-226952) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 20, 2018 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated August 20, 2018, by and between the Company and Maxim, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated August 20, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated August 20, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated August 20, 2018, by and among the Company, Tenzing LLC (the “Sponsor”), Maxim and the holders party thereto, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	Letter Agreement, dated August 20, 2018, by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Amended and Restated Unit Subscription Agreement, dated August 20, 2018, by and between the Company and the Sponsor and the Unit Subscription Agreement, dated August 20, 2018, by and between the Company and Maxim, the Company completed the private sale of an aggregate of 323,750 units (the “Private Placement Units”), 310,000 of which were sold to the Sponsor and 13,750 to Maxim, at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $3,237,500. The Private Placement Units are identical to the Units sold in the IPO, except that warrants that are part of the Private Placement Units are not redeemable by the Company so long as they are held by the original holders or their permitted transferees. In addition, for as long as the warrants that are part of the Private Placement Units are held by Maxim or its designees or affiliates, they may not be exercised after five years from the effective date of the Registration Statement. No underwriting discounts or commissions were paid with respect to such sales. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 20, 2018, in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles of Association in the British Virgin Islands, effective the same day. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $56,100,000, comprised of $52,862,500 of the proceeds from the IPO and $3,237,500 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 18 months from the closing of the IPO or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO, subject to applicable law.

On August 20, 2018, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 23, 2018, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 20, 2018, by and between the Company and Maxim.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated August 20, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Investment Management Trust Agreement, dated August 20, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as trustee
10.2	Registration Rights Agreement, dated August 20, 2018, by and among the Company, the Sponsor, Maxim and the holders party thereto.
10.3	Letter Agreement, dated August 20, 2018, by and among the Company, its officers, its directors and the Sponsor.
99.1	Press Release, dated August 20, 2018.
99.2	Press Release, dated August 23, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2018	TENZING ACQUISITION CORPORATION

	By:	/s/ Rahul Nayar
Name: Rahul Nayar
Title: Chief Executive Officer